UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 29, 2009

MainSource Financial Group, Inc.

(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	0-12422 (Commission File Number)	35-1562245 (IRS Employer Identification No.)

2105 N. State Road 3 Bypass

Greensburg, Indiana 47240

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (812) 663-6734

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.                                        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2009 Annual Meeting of Shareholders of MainSource Financial Group, Inc. (the Company”) held on April 29, 2009, the shareholders of the Company adopted an amendment to Article II of the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock to 100,000,000 shares.  The amendment will become effective upon the filing of Articles of Amendment with the Indiana Secretary of State.  The text of Article II of the Company’s Amended and Restated Articles of Incorporation, as amended, is filed with this Current Report on Form 8-k as Exhibit 3.1 and incorporated herein by reference.

Item 7.01.                                        Regulation FD Disclosure.

At the 2009 Annual Meeting of Shareholders held on April 29, 2009, the Company presented certain financial and other information to those present.  A copy of the powerpoint presentation reviewed during the meeting is attached hereto as Exhibit 99.1 and incorporated herein by reference.

This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. The filing of this Current Report shall not be deemed an admission as to the materiality of any information in the Current Report that is required to be disclosed solely by reason of Regulation FD.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

 3.1                             Amendment to the Amended and Restated Articles of Incorporation of MainSource Financial Group, Inc. adopted by the shareholders at the 2009 Annual Meeting held on April 29, 2009.

99.1                          Powerpoint slide presentation used by MainSource Financial Group, Inc., at the 2009 Annual Meeting of Shareholders held on April 29, 2009.

*         *         *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 29, 2009

MAINSOURCE FINANCIAL GROUP, INC.

By:	/s/ Archie M. Brown, Jr.
Archie M. Brown, Jr.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amendment to the Amended and Restated Articles of Incorporation of MainSource Financial Group, Inc. adopted by the shareholders at the 2009 Annual Meeting held on April 29, 2009.

99.1	Powerpoint slide presentation used by MainSource Financial Group, Inc., at the 2009 Annual Meeting of Shareholders held on April 29, 2009.